Provisions and contingencies	12 Months Ended
Dec. 31, 2025
Other Provisions, Contingent Liabilities And Contingent Assets [Abstract]
Provisions and contingencies	Provisions and contingencies

(in thousands of USD)	Onerous contract	Total

Balance at January 1, 2024	598	598

Provisions used during the year	(324)	(324)
Balance at December 31, 2024	274	274

Non-current	—	—
Current	274	274
Total	274	274

Balance at January 1, 2025	274	274

Provisions used during the year	(274)	(274)
Balance at December 31, 2025	—	—

Non-current	—	—
Current	—	—
Total	—	—

The Group is currently involved in three litigations. If applicable, the necessary provisions related to legal and arbitration proceedings are recorded.

The Group was involved in litigation with RMK Maritime (“RMK”) relating to a claim for advisory services in connection with the Group’s merger with Gener8 in 2016 and 2017. RMK sought damages of $13.0 million. On October 13, 2025, the Commercial Court in London fully dismissed RMK’s claim against the Group. RMK did not appeal the judgment and, accordingly, the decision has become final. Following the ruling, the parties agreed on cost recovery, pursuant to which an amount of $1.1 million is payable by RMK to the Group in full and final settlement. Based on the outcome the proceedings, no provision has been recognized and no further exposure remains as at December 31, 2025.

The Group is first of all involved in litigation against FourWorld before the Belgian Courts. A writ of summons before the Enterprise Court of Antwerp on behalf of CMB NV was served by FourWorld on April 8, 2024. A similar summons was served on CMB.TECH NV on the same day. Following FourWorld's request to the defendants to produce additional documents, the court reset the initial procedural agenda. In accordance therewith, oral pleadings in court took place on 2 and 23 February focusing just on the admissibility of FourWorld's claim and its request for additional documents to be produced. In its judgment of 30 March 2026, the Enterprise Court of Antwerp rejected in full FourWorld’s requests for production of documents and for the imposition of a preliminary measure prohibiting the destruction of information. The Court has dismissed some of the defendants' pleas of inadmissibility, while reserving its decision on the remaining admissibility issues and the merits of the case. The parties will now agree a new procedural calendar for the further handling of the remaining issues and the merits.

The claim of FourWorld in the Antwerp Enterprise Court runs more or less in parallel with FourWorld's earlier claim before the Markets Court in Brussels, namely the annulment of three decisions taken by the Company's general assembly: the sale of 24 tankers by Euronav to Frontline, the termination of the arbitration procedure between CMB.TECH NV and Frontline and the take-over of CMB.TECH Enterprises group by CMB.TECH NV. Damages are provisionally estimated at €1 pending a final budget. We estimate the merits of FourWorld's claim to be low and regard their claims as nuisance. This claim before the Antwerp Enterprise Court follows earlier complaints and applications filed by FourWorld against CMB NV before the United States District Court for the Southern District Court of New York and before the Markets Court of the Brussels Court of Appeal in Belgium. In March 2024, both courts rejected all of FourWorld's requests to suspend CMB NV's mandatory offer. Consequently, no further proceedings are pending in New York. Before the Markets Court in Brussels, the case on the merits was decided on September 6, 2024.

Secondly, FourWorld and other dissenting shareholders have commenced legal proceedings before the Court in Bermuda with respect to CMB.TECH’s takeover of and merger with Golden Ocean Group Limited (“GOGL”). In August 2025, the shareholders of GOGL were asked to vote for a merger with CMB.TECH Bermuda Limited (“CMBT Bermuda”) with the latter absorbing GOGL. The exchange ratio was 0.95 shares in CMBT Bermuda for every GOGL share. The merger was approved by the necessary majority and proceeded on August 20,2025.

Three former shareholders in GOGL who did not vote in favour of the merger (“the dissenting shareholders”) have issued proceedings in Bermuda against CMBT Bermuda in which they claim (i) a declaration that they are entitled to be paid $14.49 per share for their shares in cash (the “cash claims”) or alternatively (ii) appraisal by the Court of the fair value of their shares pursuant to Bermudan law (the “appraisal claims”). The Bermudan Court has ordered to first hear the cash claims, case managed together, and then the appraisal claims, case managed together. The hearings in the cash claims took place on 21 and 22 January 2026. The judgment on the cash claims is to be expected in the next months.

Management has assessed the merits of FourWorld claims and considers that the Company's position is more likely than not to prevail. Accordingly, no provision has been recognised in respect of these proceedings at this stage. The Company will continue to monitor developments closely.

Lastly, the Group remains involved in litigation concerning the Oceania. A cash security of MYR 210 million ($51.7 million) was lodged with the High Court of Malaysia in January 2024 (see Note 11) pending resolution of the claim in conversion of the cargo brought by Black Swan in the Malaysian High Court. On May 7, 2025,the Group obtained an arbitration award in its favour in the London arbitration proceedings against Silk Straits, CMB.TECH’s sub-contractors. The tribunal held that the cargo was deemed to be sanctioned, and therefore Silk Straits under the relevant storage agreement are to indemnify CMB.TECH and pay the Group’s claim against Silk Straits of (currently) approximately $4 million, plus interest and costs. Lawyers are enforcing the London Award against Silk Straits in both UK and Malaysia. The conversion claim brought by Black Swan against CMB.TECH remains complex and pending before the Malaysian High Court, with hearings scheduled for July 2026 and a possibility for the Company to appeal which would bring the case well into 2027.

Considering the facts and circumstances of the case and external as well as internal advice from counsel, management is of the opinion that it is not more likely than not that an outflow of resources will be required to settle any obligation and that consequently no provision needs to be accounted for at the moment.

Furthermore, the Group is involved in a number of disputes in connection with its day-to-day activities, both as claimant and defendant. Such disputes and the associated expenses of legal representation are covered by insurance. Moreover, they are not of a magnitude that lies outside the ordinary, and their scope is not of such a nature that they could jeopardize the Group's financial position.